Commitments and Contingencies	6 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

6.	Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 39 vessels as at June 30, 2019 is as follows:

Year ending	Amount
June 30, 2020	240,337
June 30, 2021	182,478
June 30, 2022	149,243
June 30, 2023	107,088
Thereafter	95,702
Total minimum lease revenue, net of address commissions	774,848